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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos.333-75801, 333-77211 and 333-85324 of MicroFinancial Incorporated on Form S-8 of our report dated March 30, 2004, appearing in this Annual Report on Form 10-K of MicroFinancial Incorporated for the year ended December 31, 2003.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 30, 2004